Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Climate Change Crisis Real Impact I Acquisition Corporation (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2021 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: May 20, 2021

	By:	/s/ David W. Crane
David W. Crane
Chief Executive Officer
(Principal Executive Officer)

	By:	/s/ John A. Cavalier
John A. Cavalier
Chief Financial Officer
(Principal Accounting and Financial Officer)